Covid - 19	12 Months Ended
Dec. 31, 2022
Unexpected Events [Abstract]
Covid -19
21.
COVID-19

The automotive industry in China was negatively impacted by the COVID-19 pandemic, during which automobile production and the number of purchasers declined due to precautionary government-imposed closures of certain travel and business, the government’s order to delay resumption of service and mass production and the related quarantine measures. The containment efforts led by the government also caused delay in the near-term marketing demand of the Company’s automaker and dealer customers. While substantially all of the restrictions on movement within China had been relaxed in the beginning of 2023, there is great uncertainty as to the future development of the COVID-19 outbreak and its impact on the automotive industry. However, the Company will pay close attention to the development of the COVID-19 pandemic and continue to evaluate the nature and extent of the impact to the Company’s financial condition.